Ex.-10.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT
AMENDMENT NO. 2, dated as of September 20, 2013 (this “Amendment”), by and among Epicor Software Corporation (f/k/a Eagle Parent, Inc.), a Delaware corporation (the “Borrower”), EGL Holdco, Inc., a Delaware corporation (“Holdings”), the Incremental Lender (as defined below), the Guarantors and the Administrative Agent, to the Credit Agreement, dated as of May 16, 2011, as amended by Amendment No. 1 to Credit Agreement, dated as of March 7, 2013, among the Borrower, Holdings, Royal Bank of Canada, as administrative agent and collateral agent, and each lender from time to time party thereto (the “Credit Agreement”). Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.
W I T N E S S E T H:
WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower has requested that increases in the Revolving Credit Commitments in the amount of $13,000,000 be made available to the Borrower, and the Administrative Agent and the Incremental Lender (as defined below) have agreed, upon the terms and subject to the conditions set forth herein, that Credit Suisse AG, Cayman Islands Branch (the “Incremental Lender”) will provide the Incremental Revolving Commitment (as defined below), and as permitted by Section 2.14 of the Credit Agreement, the Credit Agreement will be amended as set forth herein without additional consent or approval of the other Lenders;
NOW, THEREFORE, the parties hereto hereby agree as follows:
ARTICLE I

Incremental Revolving Commitment
Subject to the terms and conditions set forth herein, the Incremental Lender agrees to provide a revolving credit commitment in an amount equal to the amount set forth under the heading “Incremental Revolving Commitment” opposite the Incremental Lender’s name on Annex I hereto (such commitment, the “Incremental Revolving Commitment”), such that its total Revolving Credit Commitment on the Amendment No. 2 Effective Date (as defined below) shall be the amount set forth under the heading “Total Revolving Credit Commitment” opposite such Lender’s name on Annex I hereto.
ARTICLE II

Joinder and Amendment of the Credit Agreement
Subject to the terms and conditions set forth herein, on the Amendment No. 2 Effective Date:
(a)    The Incremental Revolving Commitment shall be deemed to be an Incremental Revolving Commitment (as defined in the Credit Agreement), the Incremental

Lender shall be deemed to be an Incremental Revolving Lender (as defined in the Credit Agreement) and this Amendment shall be deemed to be an Incremental Facility Amendment (as defined in the Credit Agreement), in each case, for all purposes of the Credit Agreement and the other Loan Documents. The Incremental Revolving Commitment shall be on identical terms (including pricing) as the Revolving Credit Commitments as in effect immediately prior to the effectiveness of this Amendment.
(b)    Schedule 2.01(c) (Revolving Credit Commitments) to the Credit Agreement is hereby amended by supplementing such schedule with the information contained in Annex I hereto. After giving effect to such Incremental Revolving Commitment, the aggregate Revolving Credit Commitments of all Revolving Credit Lenders shall be increased on the Amendment No. 2 Effective Date from $75,000,000 to $88,000,000.
ARTICLE III

Conditions to Effectiveness
This Amendment shall become effective on the date (the “Amendment No. 2 Effective Date”) on which:
(a)    The Administrative Agent (or its counsel) shall have received from (i) the Incremental Lender, (ii) the Administrative Agent, (iii) the Borrower, (iv) Holdings and (v) each other Loan Party, (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.
(b)    The Administrative Agent shall have received, on behalf of itself, the Collateral Agent and the Incremental Lender, a written opinion of Kirkland & Ellis LLP, New York counsel to the Loan Parties (A) dated as of the Amendment No. 2 Effective Date, (B) addressed to the Administrative Agent, the Collateral Agent and the Incremental Lender and (C) in form and substance reasonably satisfactory to the Administrative Agent.
(c)    The Administrative Agent shall have received in the case of each Loan Party each of the items referred to in clauses (1), (2) and (3) below:
(1)    a copy of the certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent organizational documents, including all amendments thereto, of each Loan Party (A) in the case of a corporation, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Loan Party as of a recent date from such Secretary of State (or other similar official) or (B) in the case of a partnership or limited liability company, certified by the Secretary or Assistant Secretary of each such Loan Party, or in the alternative (other than in the case of the Borrower), a certificate stating that such certificate or articles of incorporation or organization have not been amended since the Amendment No. 1 Effective Date;
(2)    a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party dated the Amendment No. 2 Effective Date and certifying:
(i)    that attached thereto is a true and complete copy of the bylaws (or partnership agreement, limited liability company agreement or other equivalent governing documents) of such Loan Party as in effect on the Amendment No. 2 Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below or in the alternative (other than in the case of the Borrower), certifying that such bylaws (or partnership agreement, limited liability company agreement or other equivalent governing documents) have not been amended since the Amendment No. 1 Effective Date,
(ii)    that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party (or its managing general partner, managing member or equivalent) authorizing the execution, delivery and performance of this Amendment or any other document delivered in connection herewith to which such person is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Amendment No. 2 Effective Date,
(iii)    that the certificate or articles of incorporation, certificate of limited partnership, articles of incorporation, certificate of formation or other equivalent organizational documents of such Loan Party has not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above, and
(iv)    as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith on behalf of such Loan Party; and
(3)    a certificate of a director or an officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing the certificate pursuant to clause (2) above.
(d)    All reasonable costs and expenses (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agent) of the Administrative Agent in connection with this Amendment and the transactions contemplated hereby shall have been paid, to the extent invoiced.

(e)    The Administrative Agent shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the USA PATRIOT Act that has been requested not less than five (5) Business Days prior to the Amendment No. 2 Effective Date.
(f)    The representations and warranties set forth in the Loan Documents shall be true and correct in all material respects as of the date hereof, as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
(g)    At the time of and immediately after giving effect to this Amendment, no Default shall exist or would result from the Amendment.
(h)    The Administrative Agent shall have received a certificate, dated the Amendment No. 2 Effective Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (f) and (g) of this Article III.
The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 2 Effective Date.
ARTICLE IV

Representation and Warranties.
After giving effect to the amendments contained herein, on the Amendment No. 2 Effective Date the Borrower hereby confirms that: (a) this Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes the legal, valid and binding obligations of each Loan Party enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity; (b) the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the Amendment No. 2 Effective Date with the same effect as though made on and as of the Amendment No. 2 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date) provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and (c) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

ARTICLE V

Miscellaneous
Section 5.1.    Continuing Effect; No Other Amendments or Waivers. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement or the other Loan Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Loan Parties that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
Section 5.2.    Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
Section 5.3.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 5.4.    Reaffirmation. Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under each Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.
EPICOR SOFTWARE CORPORATION,
    as the Borrower
By:    /s/ Vincent Lowder
Name: Vincent D. Lowder
    Title: Vice President and Assistant General Counsel
EGL HOLDCO, INC.,
    as Holdings
By:    /s/ Vincent Lowder
Name: Vincent D. Lowder
    Title: Assistant Secretary and Treasurer
EPICOR INTERNATIONAL HOLDINGS, INC.,
    as a Guarantor
By:    /s/ Vincent Lowder
Name: Vincent D. Lowder
    Title: President
CRS RETAIL SYSTEMS, INC.,
    as a Guarantor
By:    /s/ Vincent Lowder
Name: Vincent D. Lowder
    Title: Secretary and Treasurer
EPICOR CANADA HOLDCO, INC.,
    as a Guarantor
By:    /s/ Vincent Lowder
Name: Vincent D. Lowder
    Title: Vice President and Secretary

[Signature Page to Amendment No. 2 to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
    as Incremental Lender
By:    /s/ Doreen Barr
Name: Doreen Barr
    Title: Authorized Signatory

By:    /s/ Alex Verdone
Name: Alex Verdone
    Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Credit Agreement]

ROYAL BANK OF CANADA,
    as Administrative Agent and Collateral Agent
By:    /s/ Ann Hurley
Name: Ann Hurley
    Title: Manager, Agency

[Signature Page to Amendment No. 2 to Credit Agreement]

ANNEX I

Name of Lender	Incremental Revolving Commitment	Total Revolving Credit Commitment
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$13,000,000.00	$13,000,000.00